UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 12, 2022

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of the Company was held on May 12, 2022. The total shares outstanding on the record date, March 18, 2022, were 23,215,492. The total shares voted at the meeting in person or by proxy were 21,452,640 which represented 92.41% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting were adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:

Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2023 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Joseph M. Cerulli	16,162,202	3,727,770	1,562,668
Todd M. Cleveland	19,645,157	244,815	1,562,668
John A. Forbes	16,913,712	2,976,260	1,562,668
Michael A. Kitson	16,942,694	2,947,278	1,562,668
Pamela R. Klyn	17,208,896	2,681,076	1,562,668
Derrick B. Mayes	16,969,497	2,920,475	1,562,668
Andy L. Nemeth	19,771,915	118,057	1,562,668
Denis G. Suggs	16,940,130	2,949,842	1,562,668
M. Scott Welch	16,338,139	3,551,833	1,562,668
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022. There were no broker non-votes.

For	Against	Abstain
21,365,314	76,306	11,020

Proposal 3 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2021.

For	Against	Abstain	Broker Non-Votes
16,837,048	3,016,469	36,455	1,562,668

Item 8.01.    Other Events
On May 12, 2022, the Board of Directors of Patrick Industries, Inc. declared a quarterly cash dividend of $0.33 per share of common stock, which will be payable on June 13, 2022, to shareholders of record at the close of business on May 31, 2022.
(a) Press Release - Dated May 13, 2022 as contained in Exhibit 99.1
Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 99.1 - Press Release issued May 13, 2022

Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 13, 2022	By:	/s/ Jacob R. Petkovich
Jacob R. Petkovich
Executive Vice President - Finance, Chief Financial Officer, and Treasurer